EXHIBIT 99.6

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information is presented to illustrate the effect of the Merger of Renovo Resource Solutions, Inc. and Kingfish Holding Corporation. The information under the “Unaudited Pro Forma Condensed Combined Balance Sheet” in the table below gives effect to the Merger as if it had taken place on October 1, 2023, and combines the unaudited historical condensed consolidated balance sheet of Renovo Resource Solutions, Inc. and Kingfish Holding Corporation as of March 31, 2024.

The unaudited pro forma condensed combined statement of operations for the three months and six months ended March 31, 2024 give effect to the Merger as if it had occurred on October 1, 2023, the first day of Kingfish Holding Corporation’s fiscal year 2024, and combines the historical results of Kingfish Holding Corporation and Renovo Resource Solutions, Inc. The unaudited pro forma condensed combined statement of operations for the three and six months ended March 31, 2024 combines the unaudited historical condensed consolidated statements of operations and comprehensive income of Kingfish Holding Corporation and Renovo Resource Solutions, Inc. for the three and six months ended March 31, 2024.

The historical financial statements of Kingfish Holding Corporation and Renovo Resource Solutions, Inc. have been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to the transaction accounting adjustments that are necessary to account for the Merger in accordance with U.S. GAAP. The unaudited pro forma condensed combined financial information does not include any adjustments not otherwise described herein. The unaudited pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

The adjustments presented to the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Merger. The unaudited pro forma condensed combined financial information is based on assumptions and adjustments that are described in the accompanying notes. The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. The unaudited pro forma condensed combined financial information should not be relied upon as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. The actual amounts recorded as of the completion of the Merger may differ materially from the information presented in the unaudited pro forma combined financial information as a result of the amount of cash used by Kingfish Holding Corporation between the signing of the Merger Agreement and the Closing Date, the timing of the closing of the Merger, and other changes in the amounts or estimated fair value of Kingfish Holding Corporation’s assets and liabilities prior to the Closing Date. The combined company believes that its assumptions and methodologies provide a reasonable basis for presenting all the significant effects of the transactions based on information available to management at this time and that the unaudited pro forma transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

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The audited historical consolidated financial statements of Kingfish Holding Corporation as of and for the years ended September 30, 2023 and 2022 and the related notes set forth in the Annual Report on Form 10-K filed with the SEC on December 19, 2023, incorporated by reference into this proxy statement/prospectus;

The audited historical consolidated financial statements of Kingfish Holding Corporation as of and for the three months ended December 31, 2023 and 2022 and the related notes set forth in the Quarterly report on Form 10-Q filed with the SEC on February 14 2024, incorporated by reference into this proxy statement/prospectus;

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The unaudited historical condensed consolidated financial statements of Renovo Resource Solutions, Inc. as of and for the nine months ended September 30, 2023 and 2022, incorporated by reference into this proxy statement/prospectus;

The unaudited historical condensed consolidated financial statements of Renovo Resource Solutions, Inc. as of and for the years ended December 31, 2023 and 2022, incorporated by reference into this proxy statement/prospectus;

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Kingfish Holding Corporation
Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2024

	Kingfish Holding Corporation	Renovo Resource Solutions, Inc.	Transaction Adjustments	Notes Below	Pro Forma Combined
Assets
Current assets
Cash and cash equivalents	$19	$618,719	$-		$618,738
Accounts receivable	-	23,566	-		23,566
Due from related party	-	263,899	(263,899)	1	-
Loan to KSSH, related party	-	200,000	(200,000)	3	-
Deferred income tax asset	-	65,291	-		65,291
Inventory	-	117,049	-		117,049
Total current assets	19	1,288,524	(463,899)		824,644

Property and equipment, net	-	46,085	-		46,085
Due from related party	-	1,009,580	-		1,009,580
Other assets	-	960	-		960
Total assets	$19	$2,345,149	$(463,899)		$1,881,269

Liabilities
Current liabilities
Accounts payable	$94,156	$31,975	$-		$126,131
Accrued interest payable	54,369	253,277	-		307,646
Convertible notes payable to related party	90,000	-			90,000
Advances from related party	263,899	-	(263,899)	1	-
Related party loans	380,000	1,197,671	(200,000)		1,377,671
Notes payable to related party	-	-	-		-
Taxes payable	-	74,604	-		74,604
Total current liabilities	882,424	1,557,527	(463,899)		1,976,052

Long term liabilities:
Notes payable to related parties	-	-	-		-
Rescission liability	20,000	-	-		20,000
	20,000	-	-		20,000

Total liabilities	902,424	1,557,527	(463,899)		1,996,052

Stockholders' equity
Common stock	12,094	-	(12,010)	3 & 4	84
Additional paid-in capital	4,378,213	-	12,010	3 & 4	4,390,223
Rescission liability	(20,000)	-	-		(20,000)
Accumulated Retained Earnings (Deficit)	(5,272,712)	787,622	-		(4,485,090)
Total stockholders' deficit	(902,405)	787,622	-		(114,783)
Total liabilities and stockholders' deficit	$19	$2,345,149	$(463,899)		$1,881,269

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Kingfish Holding Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months ended March 31, 2024

	Kingfish Holding Corporation	Renovo Resource Solutions, Inc.	Pro Forma Adjustments	Pro Forma Combined
Revenues:
Sales	-	1,702,004	-	1,702,004
Cost of goods sold	-	1,026,465	-	1,026,465

Gross profit	-	675,539	-	675,539

Operating expenses:
Depreciation expense	$-	$4,867	$-	$4,867
Payroll expense	-	200,947	-	200,947
Rent expense	-	240,000	-	240,000
Professional fees	84,151	128,019	-	212,170
General and administrative expenses	4,418	50,467	-	54,885
Total operating expenses	88,569	624,300	-	712,869

Other income (expense)
Interest income	-	5,984	-	5,984
Interest expense	(9,350)	(38,145)	-	(47,495)
Total other income (expense)	(9,350)	(32,161)	-	(41,511)

Net income (loss) before income taxes	(97,919)	19,078	-	(78,841)

Provision for income taxes	-	4,770	-	4,770

Net income (loss)	(97,919)	14,309	-	(83,611)

Net Income (Loss) per Common Share - Basic and Diluted	$(0.00)			$(0.10)

Weighted Average Number of Common Shares Outstanding - Basic and Diluted	120,942,987			840,000

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Kingfish Holding Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Three Months ended March 31, 2024

	Kingfish Holding Corporation	Renovo Resource Solutions, Inc.	Pro Forma Adjustments	Pro Forma Combined
Revenues:
Sales	-	879,425	-	879,425
Cost of goods sold	-	497,369	-	497,369

Gross profit	-	382,056	-	382,056

Operating expenses:
Depreciation expense	$-	$1,217	$-	$1,217
Payroll expense	-	104,891	-	104,891
Rent expense	-	120,000	-	120,000
Professional fees	32,346	96,269	-	128,615
General and administrative expenses	4,418	18,916	-	23,334
Total operating expenses	36,764	341,293	-	378,057

Other income (expense)
Interest income	-	2,992	-	2,992
Interest expense	(4,675)	(19,073)	-	(23,748)
Total other income (expense)	(4,675)	(16,081)	-	(20,756)

Net income (loss) before income taxes	(41,439)	24,682	-	(16,757)

Provision for income taxes	-	6,171	-	6,171

Net income (loss)	(41,439)	18,512	-	(22,928)

Net Income (Loss) per Common Share - Basic and Diluted	$(0.00)			$(0.03)

Weighted Average Number of Common Shares Outstanding - Basic and Diluted	120,942,987			840,000

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1

Elimination of intercompany advances.

Note 2

Elimination of intercompany loan payable/receivable.

Note 3

Kingfish 1 for 500 reverse common stock split.

Note 4

Issuance of 6,000 Kingfish common shares for each Renovo common shares.

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